UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

MOUNTAIN & CO. I ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF MOUNTAIN & CO. I ACQUISITION CORP.
4001 Kennett Pike, Suite 302
Wilmington, Delaware 19807
Dear Mountain & Co. I Acquisition Corp. Shareholder:
You are cordially invited to attend an extraordinary general meeting in lieu of the 2023 annual meeting of Mountain & Co. I Acquisition Corp., a Cayman Islands exempted company (the “Company”), which will be held on September 14, 2023, at 10:00 a.m., Eastern Time, at the offices of the Company located at c/o Maples Fiduciary Services (Delaware) Inc., 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our currently effective amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting the Company’s Chief Executive Officer at 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807 by 10:00 a.m., Eastern Time, on September 12, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/mountaincoiacquisition/sm2023.
The attached Notice of the Shareholder Meeting and proxy statement describe the business the Company will conduct at the Shareholder Meeting (unless the Company determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about the Company that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated August 30, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.   Proposal No. 1 — Extension Amendment Proposal — To amend (subject to the approval of Proposal No. 2 — the Trust Agreement Amendment Proposal), by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association to change the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Articles Extension”) from November 9, 2023 (the “First Extended Termination Date”) to March 9, 2024 (or such earlier date as determined by the Company’s board of directors, or “Board”) (the “Second Extended Termination Date”) (the “Extension Amendment Proposal”);
2.   Proposal No. 2 — Trust Agreement Amendment Proposal — To amend (subject to the approval of Proposal No. 1 — the Extension Amendment Proposal) the Company’s investment management trust agreement, dated as of November 4, 2021 (as amended by Amendment No. 1 dated February 6, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Articles Extension (the “Trust Agreement Amendment”) (the “Trust Agreement Amendment Proposal”); and
3.   Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes cast by the holders of Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of the Company represented (either in person or by proxy) in favor of the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).
Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

On August 11, 2023, the Company entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, Futbol Club Barcelona, a sport association (“FCB”), and Barça Produccions S.L., a Spanish limited liability corporation wholly owned by FCB (“BP”). The Business Combination Agreement provides for a series of transactions (collectively, the “Transaction”), pursuant to which, among other things: (i) Mountain & Co. I Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), will transfer all of the equity of a newly-formed Netherlands private limited liability company to be renamed Barça Media (“TopCo”), which shall own all of the equity interests of a Cayman Islands exempted company (“Merger Sub”) to BP for nominal consideration; (ii) FCB and BP will cause TopCo and Merger Sub to become a party to the Business Combination Agreement; and (iii) Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving company (the “Surviving Company”) and, after giving effect to the Merger, become a wholly owned subsidiary of TopCo. Each issued and outstanding Class A ordinary share, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) and Class B ordinary share, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) will be converted into one Class A ordinary share of the Surviving Company, and immediately thereafter, each of the resulting Class A ordinary shares of the Surviving Company will be immediately exchanged for one ordinary share in the share capital of TopCo, and each outstanding warrant to purchase one Class A Ordinary Share of the Company at a price of $11.50 per share will, by its terms, convert into a Converted Warrant (as defined in the Business Combination Agreement). Bridgeburg Invest, S.L., a Spanish limited liability corporation and an indirect subsidiary of FCB, will assume, prior to the consummation of the Merger, the assets and liabilities associated with FCB’s content creation platform. Consummation of the Transaction is subject to the receipt of required approval by the Company’s shareholders and the general assembly of the members of FCB, as well as the satisfaction of other closing conditions. The Transaction is described in more detail in the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on August 11, 2023 (Acc. No. 0001104659-23-090538).
The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination, including the Transaction (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Amended and Restated Memorandum and Articles of Association currently provides that the Company has until November 9, 2023 to complete its initial Business Combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate.
Each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is conditioned on the approval of each other. Unless both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Shareholder Meeting, the Articles Extension will not be implemented.
The Extension Amendment Proposal is conditioned upon receipt of no more than 3,664,511 of the Public Shares (as defined below) being put to us for redemption in connection with the Redemption (as defined below); provided that the Board reserves the right to waive this condition and proceed with the Extension Amendment Proposal, notwithstanding this condition, in its sole discretion. In addition, the Company reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Amendment Proposal and not to implement the Articles Extension.
In the event the Shareholder Meeting is cancelled and a Business Combination is not consummated prior to November 9, 2023, the Company will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association.
Pursuant to the Amended and Restated Memorandum and Articles of Association, the holders (other than the Sponsor, founders, officers or directors) of the Class A Ordinary Shares issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if the Company does not complete a Business Combination by the Second Extended Termination Date.
The Sponsor has agreed to advance to us (i) $300,000 plus (ii) $300,000 for each subsequent calendar month commencing on October 9, 2023, and on the 9th day of each subsequent month, or portion thereof, that we require to complete a Business Combination from September 9, 2023 until the Second Extended Termination Date (the “Second Extension Advance”). For example, if we complete a Business Combination on March 9, 2024, which would represent six calendar months, our Sponsor or its designee would make aggregate maximum advances of approximately $1.8 million. The initial advance will be deposited in the Trust Account promptly following September 9, 2023. Each additional advance will be deposited in the Trust Account on or before the 9th day of each subsequent calendar month. The advances will not bear interest to our Sponsor or its designee and will be repayable by the Company to our Sponsor or its designee upon the earlier of: (i) the consummation of a Business Combination or (ii) our liquidation. The Sponsor has waived any and all rights to the monies held in the Trust Account with respect to those advances. Our Sponsor or its designee will have the sole discretion whether to continue making advances for additional calendar months until the Second Extended Termination Date and if our Sponsor determines not to continue making advances for additional calendar months, its obligation to make additional advances will terminate. At the option of the Sponsor, up to $1,500,000 of the advances (including advances previously made by the Sponsor) may be converted into warrants to purchase Class A Ordinary Shares identical to the Private Placement Warrants, at $1.00 per warrant.
In connection with the meeting of the Company’s shareholders (the “First Extension Meeting”) on February 6, 2023 to extend the date by which the Company must complete a Business Combination to the First Extended Termination Date, the Sponsor agreed to advance to the Company $420,000 in the aggregate to be deposited in the Trust Account for each month that the Company was required to complete a Business Combination until the First Extended Date (the “First Extension Advance”). In light of the pending Transaction, the Sponsor and the Company agreed that, as of September 9, 2023, the Second Extension Advance shall supersede the First Extension Advance.
On August 29, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.01, based on the aggregate amount on deposit in the Trust Account of approximately $134,504,213 as of August 29, 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The per share redemption price will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Stock Market LLC on August 29, 2023 was $11.02 per share. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 less per share than if the shares were sold in the open market (based on the per share redemption price as of August 29, 2023). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, and a Business Combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
Approval of the Trust Agreement Amendment Proposal requires a shareholder resolution under Cayman Islands law requiring, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Ordinary Shares, voting as a single class.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal at the Shareholder Meeting.
The Board has fixed the close of business on August 21, 2023 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
The Board believes that it is in the best interests of the Company that the Company obtain the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.
Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Trust Agreement Amendment Proposal requires a shareholder resolution under Cayman Islands law requiring, pursuant to the Trust Agreement, the affirmative vote of holders of sixty-five percent (65%) of the votes cast of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. Each of the Extension Amendment

Proposal and the Trust Agreement Amendment Proposal is conditioned on the approval of each other. Unless both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Shareholder Meeting, the Articles Extension will not be implemented.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF THE EXTENSION AMENDMENT PROPOSAL OR THE TRUST ACCOUNT AMENDMENT APPROVAL IS NOT APPROVED OR IMPLEMENTED, OR IF WE DECIDE NOT TO PRESENT THOSE PROPOSALS FOR A VOTE, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.
Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of
Mountain & Co. I Acquisition Corp.
/s/ Dr. Cornelius Boersch

Dr. Cornelius Boersch
Chief Executive Officer and Director

MOUNTAIN & CO. I ACQUISITION CORP.
4001 Kennett Pike, Suite 302
Wilmington, Delaware 19807
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
IN LIEU OF THE 2023 ANNUAL MEETING OF MOUNTAIN & CO. I
ACQUISITION CORP.
TO BE HELD ON SEPTEMBER 14, 2023
To the Shareholders of Mountain & Co. I Acquisition Corp.:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of the 2023 annual meeting of Mountain & Co. I Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on September 14, 2023, at 10:00 a.m., Eastern Time, at the offices of the Company located at c/o Maples Fiduciary Services (Delaware) Inc., 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our currently effective amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting the Company’s Chief Executive Officer at 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807 by 10:00 a.m., Eastern Time, on September 12, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/mountaincoiacquisition/sm2023.
You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association to change the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Articles Extension”) from November 9, 2023 (the “First Extended Termination Date”) to March 9, 2024 (or such earlier date as determined by the Company’s board of directors, or “Board”) (the “Second Extended Termination Date”) (the “Extension Amendment Proposal”), (ii) a trust agreement amendment proposal to amend the Company’s investment management trust agreement, dated as of November 4, 2021 (as amended by Amendment No. 1 dated February 6, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Articles Extension (the “Trust Agreement Amendment”) (the “Trust Agreement Amendment Proposal”) and (iii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes cast by the holders of Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of the Company represented (either in person or by proxy) in favor of the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”) (unless the Company determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated August 30, 2023, and is first being mailed, along with our Annual Report on Form 10-K for the year ended December 31, 2022, to shareholders on or about that date. The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:
1.   Proposal No. 1 — The Extension Amendment Proposal — RESOLVED as a special resolution that subject to the approval of Proposal No. 2 — the Trust Agreement Amendment Proposal:
a)   Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following:
“[reserved].”

b)   Article 49.8 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:
“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) March 9, 2024 (or such earlier date as determined by the board of Directors) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to requirements of other Applicable Law.”
c)   Article 49.9(a) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.9(a):
“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by March 9, 2024 (or such earlier date as determined by the board of Directors), or such later date as the Members may approve in accordance with the Articles; or”
d)   Article 49.11(b) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.11(b):
“vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond March 9, 2024 or (ii) amend the foregoing provisions of this Article.”
2.   Proposal No. 2 — Trust Agreement Amendment Proposal — RESOLVED, (subject to the approval of Proposal No. 1 — the Extension Amendment Proposal), that the amendment to the Company’s investment management trust agreement, dated as of November 4, 2021 (as amended by Amendment No. 1 dated February 6, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Articles Extension (the “Trust Agreement Amendment”), be approved, ratified and confirmed in all respects.
3.   Proposal No. 3 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes cast by the holders of Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of the Company represented (either in person or by proxy) in favor of the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.
Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Amended and Restated Memorandum and Articles of Association currently provides that the Company has until November 9, 2023 to complete its initial Business Combination. The Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate.
Each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is conditioned on the approval of each other. Unless both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Shareholder Meeting, the Articles Extension will not be implemented.
The Extension Amendment Proposal is conditioned upon receipt of no more than 3,664,511 Public Shares (as defined below) being put to us for redemption in connection with the Redemption; provided that the Board reserves the right to waive this condition and proceed with the Extension Amendment Proposal, notwithstanding this condition, in its sole discretion. In addition, the Company reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Amendment Proposal and implement the Articles Extension. In the event the Shareholder Meeting is cancelled and a Business Combination is not consummated prior to November 9, 2023, the Company will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association.
The Board believes that it is in the best interests of the Company that the Company obtain the Articles Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.
Pursuant to the Amended and Restated Memorandum and Articles of Association, the holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if the Company does not complete a Business Combination by the Second Extended Termination Date.
The Sponsor has agreed to advance to us (i) $300,000 plus (ii) $300,000 for each subsequent calendar month commencing on October 9, 2023, and on the 9th day of each subsequent month, or portion thereof, that we require to complete a Business Combination from September 9, 2023 until the Second Extended Termination Date (the “Second Extension Advance”). For example, if we complete a Business Combination on March 9, 2024, which would represent six calendar months, our Sponsor or its designee would make aggregate maximum advances of approximately $1.8 million. The initial advance will be deposited in the Trust Account promptly following September 9, 2023. Each additional advance will be deposited in the Trust Account on or before the 9th day of each subsequent calendar month. The advances will not bear interest to our Sponsor or its designee and will be repayable by the Company to our Sponsor or its designee upon the earlier of: (i) the consummation of a Business Combination or (ii) our liquidation. The Sponsor has waived any and all rights to the monies held in the Trust Account with respect to those advances. Our Sponsor or its designee will have the sole discretion whether to continue making advances for additional calendar months until the Second Extended Termination Date and if our Sponsor determines not to continue making advances for additional calendar months, its obligation to make additional advances will terminate. At the option of the Sponsor, up to $1,500,000 of the advances (including advances previously made by the Sponsor) may be converted into warrants to purchase Class A Ordinary Shares identical to the Private Placement Warrants, at $1.00 per warrant.
In connection with the meeting of the Company’s shareholders (the “First Extension Meeting”) on February 6, 2023 to extend the date by which the Company must complete a Business Combination to the First Extended Termination Date, the Sponsor agreed to advance to the Company $420,000 in the aggregate to be deposited in the Trust Account for each month that the Company was required to complete a Business Combination until the First Extended Date (the “First Extension Advance”). In light of the pending Transaction, the Sponsor and the Company agreed that, as of September 9, 2023, the Second Extension Advance shall supersede the First Extension Advance.
On August 29, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.01, based on the aggregate amount on deposit in the Trust Account of approximately $134,504,213, as of August 29, 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The per share redemption price will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Stock Market LLC on August 29, 2023 was $11.02 per share. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 less per share than if the shares were sold in the open market (based on the per share redemption price as of August 29, 2023). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, the Company will not proceed with the Articles Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $134,504,213 that was in the Trust Account as of August 29, 2023 (including interest not previously released to the Company to pay its taxes).
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, and a Business Combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,075,000 Class B Ordinary Shares (as defined below) which were issued to the Sponsor prior to the Initial Public Offering, and 12,800,000 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF THE EXTENSION AMENDMENT PROPOSAL OR THE TRUST ACCOUNT AMENDMENT APPROVAL IS NOT APPROVED OR IMPLEMENTED, OR IF WE DECIDE NOT TO PRESENT THOSE PROPOSALS FOR A VOTE, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.
Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
Approval of the Trust Agreement Amendment Proposal requires a shareholder resolution under Cayman Islands law requiring, pursuant to the Trust Agreement, the affirmative vote of at least sixty- five percent (65%) of the votes cast of the then outstanding Ordinary Shares.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal at the Shareholder Meeting.
Record holders of Ordinary Shares at the close of business on August 21, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 12,215,038 issued and outstanding Class A Ordinary Shares and 5,750,000 issued and outstanding Class B Ordinary Shares. The Company’s warrants do not have voting rights.
The Sponsor and the Company’s officers and directors intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor and the Company’s officers and directors hold approximately 32% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Sponsor and the Company’s officers and directors, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 6,226,693 Ordinary Shares held by public shareholders (or approximately 51% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 238,347 Ordinary Shares held by public shareholders (or approximately 2% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; (ii) approval of the

Trust Agreement Amendment Proposal will require the affirmative vote of at least 5,927,275 Ordinary Shares held by public shareholders (or approximately 49% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 88,638 Ordinary Shares held by public shareholders (or approximately 0.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 3,232,520 Ordinary Shares held by public shareholders (or approximately 26% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no affirmative vote of Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.
The accompanying proxy statement is dated August 30, 2023, and is first being mailed, along with our Annual Report on Form 10-K for the year ended December 31, 2022, to shareholders on or about that date.
By Order of the Board of Directors of
Mountain & Co. I Acquisition Corp.
/s/ Dr. Cornelius Boersch

Dr. Cornelius Boersch
Chief Executive Officer and Director
August 30, 2023

MOUNTAIN & CO. I ACQUISITION CORP.
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
IN LIEU OF THE 2023 ANNUAL MEETING TO BE HELD ON SEPTEMBER 14, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting in lieu of the 2023 annual meeting of Mountain & Co. I Acquisition Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on September 14, 2023, at 10:00 a.m., Eastern Time, at the offices of the Company located at c/o Maples Fiduciary Services (Delaware) Inc., 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward- looking statements:
•
the Company’s ability to complete a Business Combination including the Transaction (as defined below);

•
the anticipated benefits of a Business Combination;

•
the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of the Company;

•
the per-share redemption price; and

•
the use of funds not held in the Trust Account (as defined below) or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports the Company has filed with the Securities and Exchange Commission (the “SEC”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

ii

RISK FACTORS
You should consider carefully all of the risks described in our (i) Initial Public Offering prospectus filed with the SEC on November 5, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023, (iii) Quarterly Reports on Form 10-Q for the periods ended June 30, 2023, and March 31, 2023 as filed with the SEC on August 14, 2023, and May 15, 2023, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Articles Extension will enable us to complete a Business Combination.
Approving the Articles Extension (as defined below) involves a number of risks. Even if the Articles Extension is approved, the Company can provide no assurances that a Business Combination, including the Transaction, will be consummated prior to the Second Extended Termination Date (as defined below). Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Extension is approved, the Company expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Articles Extension or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all. See “There is no assurance when or if the Transaction will be completed” below for additional discussion.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination, including the Transaction, may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination, including the Transaction. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.
As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a current report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.
Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months. As a result, to mitigate the risk that we may be deemed to have been operating as an unregistered investment company, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in a deposit account with a financial institution in the United States. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements and we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
The proceeds held in the Trust Account are no longer invested in U.S. government securities or money market funds, which could limit the interest income available for payment of dissolution expenses or for distribution to public shareholders.
On August 9, 2023, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in a deposit account with a financial institution in the United States. The interest rate on such deposit account is currently approximately 4.60% per annum, but such deposit account carries a variable rate, and the Company cannot assure investors that such rate will not decrease or increase significantly.
There is no assurance when or if the Transaction will be completed.
Completion of the Transaction is subject to the satisfaction or waiver of a number of conditions as set forth in the Business Combination Agreement, including shareholder approvals, a minimum cash condition, a proceeds condition and other closing conditions. There can be no assurance that the conditions to completion of the Transaction will be satisfied or waived, including the condition that TopCo, the Company and their respective subsidiaries will have in the aggregate not less than €50 million in cash and the condition that the RemainCo Entities (as defined in the Business Combination Agreement) will have received €60 million in cash, subject to certain conditions and extensions. In addition, each of the Company and FCB may unilaterally terminate the Business Combination Agreement under certain circumstances set forth in the Business Combination Agreement, and the Company and FCB may agree at any time to terminate the Business Combination Agreement. Furthermore, significant redemptions by public shareholders would increase the likelihood that the Transaction would not be consummated. The ability of the Company to issue equity or obtain financing in connection with the Transaction or in the future is also uncertain.
The announcement and pendency of the Transaction could have an adverse effect on the Company’s results of operations, financial condition, cash flows or the market value of the Company’s securities.
Uncertainty about the effect of the Transaction may have an adverse effect on the Company or the combined company following the Transaction. Uncertainties about the Transaction may also cause a loss of key management personnel and other key employees of the Company. Until closing of the Transaction, the Company is also prohibited from entering into certain transactions that might otherwise be beneficial to the Company or its shareholders. Further, the Transaction may give rise to potential liabilities, including as a result of pending and future shareholder lawsuits relating to the Transaction. In addition, the Company has incurred, and expects to incur additional, material non-recurring expenses in connection with the Transaction and consummation of the transactions contemplated by the Business Combination Agreement. Any of these matters could harm the results of operations, financial condition or cash flows of the Company and the market value of the Company’s securities.
The risks related to the Transaction will be described in more detail in the registration statement that TopCo intends to file with the SEC that will include a prospectus with respect to TopCo’s securities to be issued in connection with the Transaction and a proxy statement with respect to the shareholder meeting of the Company to vote on the Transaction. Shareholders of the Company and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus as well as other documents to be filed with the SEC because these documents will contain important information.
We may not be able to complete a Business Combination with a U.S. target company if such Business Combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).
Our Sponsor is controlled by, and has substantial ties with, non-U.S. persons domiciled principally in Germany and Switzerland. Acquisitions and investments by non-U.S. Persons in certain U.S. business may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to, amongst other things, critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the United States. For so long as our Sponsor retains a material ownership interest in us, we may be deemed a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings. Although the Transaction is not expected to involve a U.S. business, if we were to pursue a potential Business Combination with a U.S. business that falls within the scope of foreign ownership restrictions, we may be unable to consummate a Business Combination with such business. In addition, if such a potential Business Combination were to fall within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with such a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay such Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of any U.S. business of the combined company if we proceed without first obtaining CFIUS clearance. These potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete such Business Combination may be limited and we may be adversely affected in competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the trust account, and our warrants will expire worthless. This would also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to the Company shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on September 14, 2023, at 10:00 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of the Company located at c/o Maples Fiduciary Services (Delaware) Inc., 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/mountaincoiacquisition/sm2023.
Q:
Why am I receiving this proxy statement?

A:
The Company is a blank check company incorporated as a Cayman Islands exempted company on April 16, 2021. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of the Company’s initial public offering on November 9, 2021 (the “Initial Public Offering”), including the full exercise of the underwriters’ over-allotment option, an amount of $236,900,000 ($10.30 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement warrants (the “Private Placement Warrants”) to Mountain & Co. I Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).
The Company’s currently effective amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”), sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before November 9, 2023.
Without the Articles Extension (as defined below), the Company believes that the Company might not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before November 9, 2023. The Board of the Company believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until March 9, 2024 (or such earlier date as determined by the Board) in order to allow the Company additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.
Q:
When and where will the Shareholder Meeting be held?

A:
The Shareholder Meeting will be held on September 14, 2023, at 10:00 a.m., Eastern Time, at the offices of the Company located at c/o Maples Fiduciary Services (Delaware) Inc., 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may or adjourned.

Shareholders may attend the Shareholder Meeting in person. However we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting the Company’s Chief Executive Officer at 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807 by 10:00 a.m., Eastern Time, on September 12, 2023 (two business days prior to the initially scheduled meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/mountaincoiacquisition/sm2023.

Q:
How do I vote?

A:
If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on August 21, 2023, the record date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on September 13, 2023.
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/mountaincoiacquisition/sm2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
How do I attend the virtual Shareholder Meeting?

A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting September 11, 2023 at 9:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/mountaincoiacquisition/sm2023, and enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 3485608#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
Q:
What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:
The Company shareholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — Extension Amendment Proposal — To amend (subject to the approval of Proposal No. 2 — the Trust Agreement Amendment Proposal), by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association to change the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Articles Extension”) from November 9, 2023 (the “First Extended Termination Date”) to March 9, 2024 (or such earlier date as determined by the Board) (the “Second Extended Termination Date”) (the “Extension Amendment Proposal”);

2.
Proposal No. 2 — Trust Agreement Amendment Proposal — To amend (subject to the approval of Proposal No. 1 — the Extension Amendment Proposal) the Company’s investment management trust agreement, dated as of November 4, 2021 (as amended by Amendment No. 1 dated February 6, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Articles Extension (the “Trust Agreement Amendment”) (the “Trust Agreement Amendment Proposal”); and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes cast by the holders of Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of the Company represented (either in person or by proxy) in favor of the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

Q:
Am I being asked to vote on a proposal to elect directors?

A:
No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q:
Are the proposals conditioned on one another?

A:
Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Articles Extension.

If the Articles Extension is implemented and holders of our Public Shares elect to redeem their Public Shares pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating the Business Combination on or before the Second Extended Termination Date.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, and Sponsor does not elect to extend the Termination Date by further funding the Trust Account, or if the Company is otherwise unable to consummate its Business Combination by the Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay the Company’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under the Cayman Companies Act, to provide for claims of creditors and other requirements of applicable law.
The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 5,750,000 Founder Shares (as defined below) held by them. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the trust account.
The Adjournment Proposal is conditioned on the Company not obtaining the necessary votes for approving the Extension Amendment Proposal, and the Trust Agreement Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.
Q.
Why is the Company proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal?

A:
The Company’s Amended and Restated Memorandum and Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders (other than the Sponsor, founders, officers or directors) of Public Shares sold in the IPO if there is no qualifying business combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Business Combination pursuant to the Business Combination Agreement, if needed.

While the Company is using its best efforts to complete the Business Combination on or before the Termination Date, the Board believes that it is in the best interests of the Company shareholders that the Articles Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, the Company will have an additional amount of time to consummate the Business Combination. Without the Articles Extension, the Company believes that there is significant risk that the Company will not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate even if the Company shareholders are otherwise in favor of consummating the Business Combination.
The Company believes that given the Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that the Company is in the best position possible to consummate the Business Combination and that it is in the best interests of the Company shareholders that the Company obtain the Articles Extension if needed. The Company believes the Business Combination will provide significant benefits to its shareholders.
The Company’s Articles of Association provide that the Company will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination.
You are not being asked to vote on the Business Combination at the Shareholder Meeting. The vote by the Company shareholders on the Business Combination will occur at an extraordinary general meeting of the Company shareholders, to be held on at a later date, and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal) will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Shareholder Meeting.

If the Extension Amendment Proposal and the Trust Agreement Amendment are not approved by the Company shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by the Company shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.
The Company reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. In the event the Shareholder Meeting is cancelled and a Business Combination is not consummated prior to November 9, 2023, the Company will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association.
Q:
What constitutes a quorum?

A:
A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Sponsor (and certain of the Company’s officers and directors) who own approximately 32% of the issued and outstanding Ordinary Shares as of the record date, will count towards this quorum. As a result, as of the record date, in addition to the shares of the Sponsor (and certain of the Company’s officers and directors), an additional 3,232,520 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:
What vote is required to approve the proposals presented at the Shareholder Meeting?

A:
Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Trust Agreement Amendment Proposal requires a shareholder resolution under Cayman Islands law requiring, pursuant to the Trust Agreement, the affirmative vote of at least sixty- five percent (65%) of the votes cast of the then outstanding Ordinary Shares.
Approval of the Trust Agreement Amendment Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
Q:
How will the Sponsor vote?

A:
The Sponsor intends to vote any Ordinary Shares over which it has voting control in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor is not entitled to redeem any Class B Ordinary Shares held by it in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote 5,075,000 Class B Ordinary Shares, representing approximately 28% of the Company’s issued and outstanding Ordinary Shares.

Q:
Who is the Company’s Sponsor?

A:
The Company’s sponsor is Mountain & Co. I Sponsor LLC, a Cayman Islands limited liability company. The Sponsor currently owns 5,075,000 Class B Ordinary Shares and 12,800,000 Private Placement Warrants. The Sponsor is controlled by, and has substantial ties with, non-U.S. persons domiciled principally in Germany and Switzerland. Acquisitions and investments by non-U.S. Persons in certain U.S. business may be subject to rules or regulations that limit foreign ownership.

Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
The Company believes its shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to change the date by which the Company has to complete a Business Combination until the Second Extended Termination Date. The Articles Extension would give the Company additional time to complete the Business Combination.

The Board believes that it is in the best interests of the Company shareholders and the Company that the Articles Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, the Company will have an additional amount of time to consummate the Business Combination. Without the Articles Extension, the Company believes that there is significant risk that the Company will not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate even if the Company shareholders are otherwise in favor of consummating the Business Combination.
The Company believes that given the Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that the Company is in the best position possible to consummate the Business Combination and that it is in the best interests of the Company shareholders that the Company obtain the Articles Extension if needed.
Q:
Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A:
The Company believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Trust Agreement Amendment Proposal to change the date by which the Company has to complete a business combination until the Second Extended Termination Date. The Articles Extension would give the Company additional time to complete the Business Combination.

The Board believes that it is in the best interests of the Company shareholders and the Company that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, the Company will have an additional amount of time to consummate the Business Combination. Without the Articles Extension, the Company believes that there is significant risk that the Company will not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate even if the Company shareholders are otherwise in favor of consummating the Business Combination.
The Company believes that given the Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that the Company is in the best position possible to consummate the Business Combination and that it is in the best interests of the Company shareholders that the Company obtain the Articles Extension as needed. the Company believes the Business Combination will provide significant benefits to its shareholders.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by the Company shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.
Q:
What amounts will the Company receive if the Extension Amendment Proposal is approved?

A:
The Sponsor has agreed to advance to us (i) $300,000 plus (ii) $300,000 for each subsequent calendar month commencing on October 9, 2023, and on the 9th day of each subsequent month, or portion thereof, that we require to complete a Business Combination from September 9, 2023 until the Second Extended Termination Date (the “Second Extension Advance”). For example, if we complete a Business Combination on March 9, 2024, which would represent six calendar months, our Sponsor or its designee would make aggregate maximum advances of approximately $1.8 million. The initial advance will be deposited in the Trust Account promptly following September 9, 2023. Each additional advance will be deposited in the Trust Account on or before the 9th day of each subsequent calendar month. The advances will not bear interest to our Sponsor or its designee and will be repayable by the Company to our Sponsor or its designee upon the earlier of: (i) the consummation of a Business Combination or (ii) our liquidation. The Sponsor has waived any and all rights to the monies held in the Trust Account with respect to those advances. Our Sponsor or its designee will have the sole discretion whether to continue making advances for additional calendar months until the Second Extended Termination Date and if our Sponsor determines not to continue making advances for additional calendar months, its obligation to make additional advances will terminate. At the option of the Sponsor, up to $1,500,000 of the loan (including advances previously made by the Sponsor) may be converted into warrants to purchase Class A Ordinary Shares identical to the Private Placement Warrants, at $1.00 per warrant.

In connection with the meeting of the Company’s shareholders (the “First Extension Meeting”) on February 6, 2023 to extend the date by which the Company must complete a Business Combination to the First Extended Termination Date, the Sponsor agreed to advance to the Company $420,000 in the aggregate to be deposited in the Trust Account for each month that the Company was required to complete a Business Combination until the First Extended Date (the “First Extension Advance”). In light of the pending Transaction, the Sponsor and the Company agreed that, as of September 9, 2023, the Second Extension Advance shall supersede the First Extension Advance.
Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A:
If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.
Q:
How are the funds in the Trust Account currently being held?

A:
On August 9, 2023, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in a deposit account with a financial institution in the United States. The interest rate on such deposit account is currently approximately 4.60% per annum, but such deposit account carries a variable rate, and the Company cannot assure investors that such rate will not decrease or increase significantly.
Q:
Will we seek any further extensions to liquidate the Trust Account?

A:
Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:
What happens if the Extension Amendment Proposal is not approved?

A:
If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
The Sponsor waived its rights to participate in any liquidation distribution with respect to the 5,075,000 Class B Ordinary Shares held by it.
Q:
If the Extension Amendment Proposal is approved, what happens next?

A:
If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a Business Combination until the Second Extended Termination Date. The Company will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Second Extended Termination Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Sponsor. In addition, the Company’s Amended and Restated Memorandum and Articles of Association provides that the Company cannot redeem or repurchase Public Shares to the extent such redemption would result in the Company’s failure to have at least $5,000,001 of net tangible assets. As a result, the Company will not proceed with the Articles Extension if the Company will not have at least $5,000,001 of net tangible assets upon its implementation of the Articles Extension, after taking into account the Redemptions.
Q:
What happens if the Trust Agreement Amendment Proposal is not approved?

A:
If there are insufficient votes to approve the Trust Agreement Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Agreement Amendment.

If the Trust Agreement Amendment Proposal is not approved, the Articles Extension will not be implemented. Therefore, if the Trust Agreement Amendment Proposal is not approved and a Business Combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay liquidation expenses), divided by the number of the then- outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
Q:
If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:
Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:
No. You are not being asked to vote on a Business Combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:
Will how I vote affect my ability to exercise Redemption rights?

A:
No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Stock Market LLC.

The Extension Amendment Proposal is conditioned upon receipt of no more than 3,664,511 Public Shares being put to us for redemption in connection with the Redemption; provided that the Board reserves the right to waive this condition and proceed with the Extension Amendment Proposal, notwithstanding this condition, in its sole discretion.
Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Shareholders may send a later-dated, signed proxy card to the Company at 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807 so that it is received by the Company prior to the vote at the Shareholder Meeting (which is scheduled to take place on September 14, 2023) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Trust Agreement Amendment Proposal requires a shareholder resolution under Cayman Islands law requiring, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Ordinary Shares. Approval of the Trust Agreement Amendment Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.
At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal the Trust Agreement Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal the Trust Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, the Company does not expect there to be any broker non-votes at the Shareholder Meeting. If you are a the Company shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:
Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal the Trust Agreement Amendment Proposal and the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.

Q:
What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:
The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:
What interests do the Company’s directors and officers have in the approval of the Trust Agreement Amendment Proposal?

A:
The Company’s directors and officers have interests in the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 2 — The Trust Agreement Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:
No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:
If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

•
(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

•
prior to 5:00 p.m., Eastern Time, on September 12, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that the Company redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Extension, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares. As of August 29, 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $11.01 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent prior to 5:00 p.m., Eastern Time, on September 12, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).
If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, the Company will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
The Extension Amendment Proposal is conditioned upon receipt of no more than 3,664,511 Public Shares being put to us for redemption in connection with the Redemption; provided that the Board reserves the right to waive this condition and proceed with the Extension Amendment Proposal, notwithstanding this condition, in its sole discretion.
Q:
What happens if more than 3,664,511 Public Shares are received for redemption?

A:
The Extension Amendment Proposal is conditioned upon receipt of no more than 3,664,511 Public Shares being put to us for redemption in connection with the Redemption; provided that the Board reserves the right to waive this condition and proceed with the Extension Amendment Proposal, notwithstanding this condition, in its sole discretion. If more than 3,664,511 Public Shares are put to us for redemption, the Board will cancel the Shareholder Meeting and not submit to shareholders the Extension Amendment Proposal and not implement the Articles Extension unless the Board waives this condition and proceeds with the Extension Amendment Proposal. The Board is not obligated to waive this condition and may or may not do so in its sole discretion. If we do not proceed with the Extension Amendment Proposal, then the shares put to us for redemption will be returned to the redeeming shareholders.

Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:
What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:
The Company will pay the cost of soliciting proxies for the Shareholder Meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: MCAA.info@investor.morrowsodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on September 12, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING IN LIEU OF THE 2023 ANNUAL MEETING
This proxy statement is being provided to Company shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting in lieu of the 2023 annual meeting to be held on September 14, 2023, and at any adjournment thereof (the “Shareholder Meeting”). This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed, along with our Annual Report on Form 10-K for the year ended December 31, 2022, on or about August 30, 2023, to all shareholders of record of the Company as of August 21, 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
We are holding the Shareholder Meeting in lieu of the 2023 annual meeting of shareholders. The Shareholder Meeting is intended to satisfy the Nasdaq annual meeting requirement. In connection with the Shareholder Meeting, we are also providing you with our Annual Report on Form 10-K for the year ended December 31, 2022.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on September 14, 2023, at 10:00 a.m., Eastern Time, at the offices of the Company located at c/o Maples Fiduciary Services (Delaware) Inc., 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting the Company’s Chief Executive Officer at 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807 by September 12, 2023, at 10:00 a.m., Eastern Time (two business days prior to the initially scheduled meeting date).
You can pre-register to attend the virtual Shareholder Meeting starting September 11, 2023 at 9:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/mountaincoiacquisition/sm2023, and enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 3485608#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, the Company shareholders will consider and vote on the following proposals:
1.   Proposal No. 1 — Extension Amendment Proposal — To amend (subject to the approval of Proposal No. 2 — the Trust Agreement Amendment Proposal), by way of special resolution, the

Company’s Amended and Restated Memorandum and Articles of Association to change the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Articles Extension”) from November 9, 2023 (the “First Extended Termination Date”) to March 9, 2024 (or such earlier date as determined by the Board) (the “Second Extended Termination Date”) (the “Extension Amendment Proposal”);
2.   Proposal No. 2 — Trust Agreement Amendment Proposal — To amend (subject to the approval of Proposal No. 1 — the Extension Amendment Proposal) the Company’s investment management trust agreement, dated as of November 4, 2021 (as amended by Amendment No. 1 dated February 6, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Articles Extension (the “Trust Agreement Amendment”) (the “Trust Agreement Amendment Proposal”); and
3.   Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes cast by the holders of Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of the Company represented (either in person or by proxy) in favor of the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).
Voting Power; Record Date
As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on August 21, 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 17,965,038 issued and outstanding Ordinary Shares, of which 12,215,038 Class A Ordinary Shares are held by the Company public shareholders and 5,750,000 Class B Ordinary Shares are held by the Sponsor and certain of the Company’s officers and directors.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
Quorum
The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Sponsor (and certain of the Company’s officers and directors), who own approximately 32% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor (and certain of the Company’s officers and directors), an additional 3,232,520 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.
Abstentions and Broker Non-Votes
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under the applicable rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.
Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
Approval of the Trust Agreement Amendment Proposal requires a shareholder resolution under Cayman Islands law requiring, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Ordinary Shares.
Approval of the Trust Agreement Amendment Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
The Sponsor intends to vote all of its Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Sponsor (and certain of the Company’s officers and directors) own approximately 32% of the issued and outstanding Ordinary Shares.
The following table reflects the number of additional Public Shares required to approve each proposal:
	Approval Standard	Number of Additional Public Shares Required To Approve Proposal
Proposal		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution(1)	238,347	6,226,693
Trust Agreement Amendment Proposal	Ordinary Resolution(2)	88,638	5,927,275
Adjournment Proposal	Ordinary Resolution(2)	0	3,232,520

(1)
Under Cayman Islands law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

(2)
Under Cayman Islands law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. However, pursuant to the Trust Agreement, approval of the Trust Agreement Amendment Proposal requires the affirmative vote of holders of sixty-five percent (65%) of the votes cast of the then outstanding Ordinary Shares.
Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on August 21, 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on September 13, 2023.
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/mountaincoiacquisition/sm2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify the Company’s Chief Executive Officer in writing to Mountain & Co. I Acquisition Corp., 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807, before the Shareholder Meeting that you have revoked your proxy; or

•
you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Amended and Restated Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting
If you are a Company shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing MCAA.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Amended and Restated Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.01 per share as of August 29, 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, the Company will not proceed with the Articles Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
•
hold Class A Ordinary Shares;

•
submit a written request to Continental, the Company’s transfer agent, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

•
tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, the Company’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on September 12, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/ delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, the Company’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, the Company’s transfer agent, prior to 5:00 p.m., Eastern Time, on September 12, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on August 29, 2023, the most recent practicable date prior to the date of this proxy statement, was $11.02 per share. The cash held in the Trust Account on such date was approximately $134,504,213 (including interest not previously released to the Company to pay its taxes) (approximately $11.01 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Company’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights and Dissenters’ Rights
There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “— Redemption Rights” above.
Proxy Solicitation Costs
The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Morrow Sodali a fee of $20,000, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend its Amended and Restated Memorandum and Articles of Association to change the date by which the Company has to consummate a Business Combination to the Second Extended Termination Date so as to give the Company additional time to complete a Business Combination.
Without the Articles Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate.
Pursuant to the Amended and Restated Memorandum and Articles of Association, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.
On August 29, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.01, based on the aggregate amount on deposit in the Trust Account of approximately $134,504,213 as of August 29, 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The per share redemption price will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Stock Market LLC on August 29, 2023 was $11.02. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 less per share than if the shares were sold in the open market (based on the per share redemption price as of August 29, 2023). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. the Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.
The Extension Amendment Proposal is conditioned upon receipt of no more than 3,664,511 Public Shares being put to us for redemption in connection with the Redemption; provided that the Board reserves the right to waive this condition and proceed with the Extension Amendment Proposal, notwithstanding this condition, in its sole discretion. If more than 3,664,511 Public Shares are put to us for redemption, the Board will cancel the Shareholder Meeting and not submit to shareholders the Extension Amendment Proposal and not implement the Articles Extension unless the Board waives this condition and proceeds with the Extension Amendment Proposal. The Board is not obligated to waive this condition and may or may not do so in its sole discretion.
In addition, the Company will not proceed with the Articles Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
Reasons for the Extension Amendment Proposal
The Company’s Amended and Restated Memorandum and Articles of Association currently provides that the Company has until November 9, 2023 to complete a Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Amended and Restated Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company shareholders that the Articles Extension be obtained so that the Company will have an additional amount of time to consummate a Business Combination. Without the Articles Extension, the Company

believes that the Company will not be able to complete a Business Combination on or before November 9, 2023. If that were to occur, the Company would be forced to liquidate.
The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. The Company will not proceed with the Articles Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
The Sponsor has waived its rights to participate in any liquidation distribution with respect to the 5,075,000 Class B Ordinary Shares held by it.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, the Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Second Extended Termination Date are made. The Company will then continue to attempt to consummate a Business Combination until the Second Extended Termination Date. The Company will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.
The Sponsor has agreed to advance to us (i) $300,000 plus (ii) $300,000 for each subsequent calendar month commencing on October 9, 2023, and on the 9th day of each subsequent month, or portion thereof, that we require to complete a Business Combination from September 9, 2023 until the Second Extended Termination Date (the “Second Extension Advance”). For example, if we complete a Business Combination on March 9, 2024, which would represent six calendar months, our Sponsor or its designee would make aggregate maximum advances of approximately $1.8 million. The initial advance will be deposited in the Trust Account promptly following September 9, 2023. Each additional advance will be deposited in the Trust Account on or before the 9th day of each subsequent calendar month. The advances will not bear interest to our Sponsor or its designee and will be repayable by the Company to our Sponsor or its designee upon the earlier of: (i) the consummation of a Business Combination or (ii) our liquidation. The Sponsor has waived any and all rights to the monies held in the Trust Account with respect to those advances. Our Sponsor or its designee will have the sole discretion whether to continue making advances for additional calendar months until the Second Extended Termination Date and if our Sponsor determines not to continue making advances for additional calendar months, its obligation to make additional advances will terminate. At the option of the Sponsor, up to $1,500,000 of the loan (including advances previously made by the Sponsor) may be converted into warrants to purchase Class A Ordinary Shares identical to the Private Placement Warrants, at $1.00 per warrant.
In connection with the meeting of the Company’s shareholders (the “First Extension Meeting”) on February 6, 2023 to extend the date by which the Company must complete a Business Combination to the

First Extended Termination Date, the Sponsor agreed to advance to the Company $420,000 in the aggregate to be deposited in the Trust Account for each month that the Company was required to complete a Business Combination until the First Extended Date (the “First Extension Advance”). In light of the pending Transaction, the Sponsor and the Company agreed that, as of September 9, 2023, the Second Extension Advance shall supersede the First Extension Advance.
Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of the Board, the Company shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company shareholders that they approve the Extension Amendment Proposal. The Company shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Sponsor paid $13,500,000 for 13,500,000 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination, then the proceeds from the sale of the Company Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•
the fact that the Sponsor (and certain of the Company’s officers and directors), have invested in the Company an aggregate of $13,525,000, comprised of the $25,000 purchase price for 5,750,000 Class B Ordinary Shares and the $13,500,000 purchase price for 13,500,000 Private Placement Warrants. Assuming a trading price of $11.02 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on the Nasdaq Stock Market LLC on August 29, 2023), the 5,075,000 Class B Ordinary Shares held by the Sponsor would have an implied aggregate market value of $55,926,500. Even if the trading price of the shares of Class A Ordinary Shares were as low as $2.67 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if a Business Combination is completed, the Sponsor is likely to be able to make a substantial profit on its investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination, the Sponsor will lose its entire investment in the Company;

•
the fact that the Sponsor (and the Company’s officers and directors) have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•
the fact that the Sponsor (and the Company’s officers and directors) have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination;

•
the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;

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the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated; and

•
the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Company public share, or such lesser per public share amount as is in the Trust Account on the

Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.
Redemption Rights
Pursuant to the Amended and Restated Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Extension, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $11.01 per share as of August 29, 2023), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, the Company will not proceed with the Articles Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
•
hold Class A Ordinary Shares;

•
submit a written request to Continental, the Company’s transfer agent, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

•
deliver your Class A Ordinary Shares to Continental, the Company’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on September 12, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/ delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, the Company’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, the Company’s transfer agent, prior to 5:00 p.m., Eastern Time, on September 12, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on August 29, 2023, the most recent practicable date prior to the date of this proxy statement, was $11.02 per share. The cash held in the Trust Account on such date was approximately $134,504,213 (including interest not previously released to the Company to pay its taxes) (approximately $11.01 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Company’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.
As of the date of this proxy statement, the Sponsor has agreed to vote any Ordinary Shares owned by it in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor and the Company’s officers and directors own approximately 32% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Sponsor and the Company’s officers and directors, approval of the Extension Amendment Proposal will require the affirmative vote of at least 6,226,693 Ordinary Shares held by public shareholders (or approximately 51% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 238,347 Ordinary Shares held by public shareholders (or approximately 2% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution that subject to the approval of Proposal No. 2 — the Trust Agreement Amendment Proposal:
a)   Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following
“[reserved].”

b)   Article 49.8 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:
“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) March 9, 2024 (or such earlier date as determined by the board of Directors), and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to requirements of other Applicable Law.”
c)   Article 49.9(a) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.9(a):
“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by March 9, 2024 (or such earlier date as determined by the board of Directors), or such later date as the Members may approve in accordance with the Articles; or”
d)   Article 49.11(b) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.11(b):
“vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond March 9, 2024 or (ii) amend the foregoing provisions of this Article.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AGREEMENT AMENDMENT PROPOSAL
Overview
The Trust Agreement Amendment Proposal would amend the Company’s investment management trust agreement, dated as of November 4, 2021 (as amended by Amendment No. 1 dated February 6, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Articles Extension (the “Trust Agreement Amendment”). A copy of the proposed amendment to the Trust Agreement Amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
Reasons for the Trust Agreement Amendment Proposal
The Company’s Amended and Restated Memorandum and Articles of Association currently provides that the Company has until November 9, 2023 to complete a Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Amended and Restated Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company shareholders that the Articles Extension be obtained so that the Company will have an additional amount of time to consummate a Business Combination. Without the Articles Extension, the Company believes that the Company will not be able to complete a Business Combination on or before November 9, 2023. If that were to occur, the Company would be forced to liquidate.
The Trust Agreement Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. Approval of the Trust Agreement Amendment Proposal is a condition of the Extension Amendment Proposal, which in turn is a condition to the implementation of the Articles Extension. the Company will not proceed with the Articles Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Trust Agreement Amendment Proposal, after taking into account the Redemptions.
Consequences if the Trust Agreement Amendment Proposal is Not Approved
If the Trust Agreement Amendment Proposal is not approved, the Articles Extension will not be implemented. Therefore, if the Trust Agreement Amendment Proposal is not approved and a Business Combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
The Sponsor has waived its rights to participate in any liquidation distribution with respect to the 5,075,000 Class B Ordinary Shares held by it.
Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of the Board, the Company shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally, which are described in “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers”. The Board was aware of and considered these interests, among other matters, in recommending to the Company shareholders that they approve the Trust Agreement Amendment Proposal. The Company shareholders should take these interests into account in deciding whether to approve the Trust Agreement Amendment Proposal.
Vote Required for Approval
Approval of the Trust Agreement Amendment Proposal requires a shareholder resolution under Cayman Islands law requiring, pursuant to the Trust Agreement, the affirmative vote of at least sixty- five percent (65%) of the votes cast of the then outstanding Ordinary Shares. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Trust Agreement Proposal.
As of the date of this proxy statement, the Sponsor has agreed to vote any Ordinary Shares owned by it in favor of the Trust Agreement Proposal. As of the date hereof, the Sponsor and the Company’s officers and directors own approximately 32% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time. As a result, in addition to the Sponsor and the Company’s officers and directors, approval of the Trust Agreement Proposal will require the affirmative vote of at least 5,927,275 Ordinary Shares held by public shareholders (or approximately 49% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 88,638 Ordinary Shares held by public shareholders (or approximately 0.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be proposed is as follows:
“RESOLVED, (subject to the approval of Proposal No. 1 — the Extension Amendment Proposal), that the amendment to the Company’s investment management trust agreement, dated as of November 4, 2021 (as amended by Amendment No. 1 dated February 6, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Articles Extension (the “Trust Agreement Amendment”), be approved, ratified and confirmed in all respects.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE TRUST AGREEMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. In such events, the Articles Extension would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor has agreed to vote any Ordinary Shares owned by it in favor of the Adjournment Proposal. As of the date hereof, the Sponsor and the Company’s officers and directors own approximately 32% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time. As a result, in addition to the Sponsor and the Company’s officers and directors, approval of the Adjournment Proposal will require the affirmative vote of at least 3,232,520 Ordinary Shares held by public shareholders (or approximately 26% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no affirmative vote of Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes cast by the holders of Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of the Company represented (either in person or by proxy) in favor of the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of public shares that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold public shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:
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financial institutions or financial services entities;

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broker-dealers;

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S corporations;

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taxpayers that are subject to the mark-to-market accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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tax-qualified retirement plans;

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insurance companies;

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regulated investment companies or real estate investment trusts;

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expatriates or former long-term residents or citizens of the United States;

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persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

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persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

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persons subject to the alternative minimum tax;

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persons whose functional currency is not the U.S. dollar;

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controlled foreign corporations;

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corporations that accumulate earnings to avoid U.S. federal income tax;

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“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

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accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

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foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

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passive foreign investment companies or their shareholders; or

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Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which are subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non- income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. The Company has not sought, and the Company does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any unit consisting of one Class A Ordinary Share and one half of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, the Company is treating any Class A Ordinary Share and one half of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Certain U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s public shares that elect to have their public shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
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an individual citizen or resident of the United States;

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a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

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any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
The U.S. federal income tax consequences to a Redeeming U.S. Holder of public shares that exercises its redemption rights to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Any such gain should be treated as discussed below under the heading “— Passive Foreign Investment Company Rules,” and any such loss should be treated as capital loss if such shares were held as a capital asset on the date of the redemption. Any such loss generally will be long-term capital loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.
The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to public shares owned directly, public shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Assuming the Company is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules”), such distribution would constitute generally an excess distribution and would be subject to the treatment discussed below under “— Passive Foreign Investment Company Rules”. If the excess distribution rules do not apply (for example, if a Redeeming U.S. Holder has made a valid mark-to- market election as discussed below), such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate Redeeming U..S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming the Company is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules”), such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because the Company is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, the Company believes that it likely is a PFIC, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time we were considered a PFIC).
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, and the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
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any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above);

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any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which would likely include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,
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the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares;

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the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution will be taxed as ordinary income;

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the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

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an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.
If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to- market election”). No assurance can be given that the public shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income the excess, if any, of the cash received for its shares over its adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to treat loss realized on the disposition of its shares as ordinary loss to the extent of the net amount of previously included income as a result of the mark-to- market election.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to- market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.
U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s public shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 —  The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our public shares that so redeems its public shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).
Non-U.S. Holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Backup Withholding
With respect to noncorporate Redeeming U.S. Holders, information reporting requirements, on IRS Form 1099, generally will apply the payment of proceeds to such Redeeming U.S. Holders from the redemption of shares effected at a United States office of a broker.
Additionally, backup withholding may apply to such payments if such Redeeming U.S. Holders fail to comply with applicable certification requirements or (in the case of payments treated as distributions) are notified by the IRS that they have failed to report all interest and dividends required to be shown on their federal income tax returns.
Redeeming Non-U.S. Holders are generally exempt from backup withholding and information reporting requirements with respect to payments made to such Redeeming Non-U.S. Holders outside the United States by the Company or another non-United States payor. Redeeming Non-U.S. Holders are also generally exempt from backup withholding and information reporting requirements in respect of payments made within the United States, as long as either (i) such Redeeming Non-U.S. Holder has furnished a valid IRS Form W-8 or other documentation upon which the payor may rely to treat the payments as made to a non-United States person, or (ii) such Redeeming Non-U.S. Holder otherwise establishes an exemption.
Redeeming Holders generally may obtain a refund of any amounts withheld under the backup withholding rules that exceed their income tax liability by filing a refund claim with the IRS.
As previously noted above, the foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your Public Shares.

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY
References in this section to “we,” “our,” or “us” refer to Mountain & Co. I Acquisition Corp.
General
We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.
Initial Public Offering and Private Placement
In April 2021, Mountain & Co. Sponsor One LLP, an affiliate of our company, purchased an aggregate of 7,187,500 Class B ordinary shares (“Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.003 per share. On July 13, 2021, 1,437,500 Class B ordinary shares were cancelled by us resulting in a decrease in the total number of Class B ordinary shares outstanding from 7,187,500 shares to 5,750,000 shares. On July 28, 2021, Mountain & Co. Sponsor One LLP transferred 5,750,000 Class B ordinary shares to our Sponsor in exchange for $25,000, or approximately $0.004 per share. Our Founder Shares will automatically convert into Class A Ordinary Shares, on a one-for-one basis, upon the completion of a business combination or earlier at the option of the holders thereof. The number of founder shares issued was determined based on the expectation that the founder shares would represent 20% of the issued and outstanding ordinary shares upon completion of our IPO.
On November 9, 2021, we completed our IPO of 20,000,000 units at a price of $10.00 per unit (the “units”), generating gross proceeds of $200,000,000. Each unit consists of one of the Company’s shares of Class A ordinary shares, par value $0.0001 per share, and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to certain adjustments.
On November 12, 2021, the underwriters exercised their over-allotment option and purchased an additional 3,000,000 units at an offering price of $10.00 per unit, generating aggregate additional gross proceeds of $30,000,000 to the Company. Substantially concurrently with the exercise of the over-allotment option, the Company completed the private sale of 1,500,000 additional private placement warrants to the Sponsor at a purchase price of $1.00 per warrant, generating additional gross proceeds to the Company of $1,500,000.
Substantially concurrently with the completion of the IPO, our sponsor purchased an aggregate of 12,000,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per warrant, or $12,000,000 in the aggregate. On November 12, 2021, the underwriters exercised their full over-allotment option exercise, which resulted in an additional 1,500,000 Private Placement Warrants being sold for an aggregated of 13,500,000 Private Placement Warrants. A total of $206,000,000, comprised of $196,000,000 of the proceeds from the IPO, including $7,000,000 of the underwriters’ deferred discount, and $10,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.
Following the closing of our initial public offering on November 9, 2021, and subsequent close of the over-allotment option exercise on November 12, 2021, a total of $236,900,000, comprised of $225,400,000 of the net proceeds from the IPO, including $8,050,000 of the underwriters’ deferred discount, and $11,500,000 of the proceeds of the sale of the private placement warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.
On December 27, 2021, we announced that, commencing December 27, 2021, holders of the 23,000,000 units sold in the IPO and subsequent overallotment option exercise may elect to separately trade the Class A Ordinary Shares and the warrants included in the units. Those units not separated continued to trade on the Nasdaq under the symbol “MCAAU” and the Class A Ordinary Shares and warrants that were separated trade under the symbols “MCAA” and “MCAAW,” respectively.

On February 6, 2023, we held an extraordinary general meeting of shareholders, where our shareholders approved a special resolution (the “First Extension Amendment Proposal”) to amend the Company’s amended and restated memorandum and articles of association to (i) extend from February 9, 2023 to November 9, 2023 (the “First Extension”), the date by which the Company must consummate an initial business combination.
In connection with the vote to approve the First Extension Amendment Proposal, shareholders holding 10,784,962 public shares exercised their right to redeem such shares for a pro rata portion of the funds in the trust account. As a result, approximately $113.0 million (approximately $10.48 per share) was removed from the trust account to pay such redeeming holders, representing 46.9% of the public shares. 53.1% of the public shares issued in our IPO remain outstanding.
On August 11, 2023, the Company entered into the Business Combination Agreement with FCB and BP. The Business Combination Agreement provides for a series of transactions (collectively, the “Transaction”), pursuant to which, among other things: (i) the Sponsor will transfer all of the equity of TopCo, which shall own all of the equity interests of Merger Sub to BP for nominal consideration; (ii) FCB and BP will cause TopCo and Merger Sub to become a party to the Business Combination Agreement; and (iii) Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving company (the “Surviving Company”) and, after giving effect to the Merger, become a wholly owned subsidiary of TopCo. Each issued and outstanding Ordinary Share will be converted into one Class A ordinary share of the Surviving Company, and immediately thereafter, each of the resulting Class A ordinary shares of the Surviving Company will be immediately exchanged for one ordinary share in the share capital of TopCo, and each outstanding warrant to purchase one Class A Ordinary Share of the Company   at a price of $11.50 per share will, by its terms, convert into a Converted Warrant (as defined in the Business Combination Agreement). Bridgeburg Invest, S.L., a Spanish limited liability corporation and an indirect subsidiary of FCB, will assume, prior to the consummation of the Merger, the assets and liabilities associated with FCB’s content creation platform. Consummation of the Transaction is subject to the receipt of required approval by the Company’s shareholders and the general assembly of the members of FCB, as well as the satisfaction of other closing conditions. The Transaction is described in more detail i n the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on August 11, 2023 (Acc. No. 0001104659-23-090538).

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of August 21, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s Ordinary Shares, by:
•
each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•
each of the Company’s executive officers and directors that beneficially owns shares of the Company’s Ordinary Shares; and

•
all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 17,965,038 Ordinary Shares, consisting of (i) 12,215,038 Class A Ordinary Shares and (ii) 5,750,000 Class B Ordinary Shares, issued and outstanding as of August 21, 2023. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.
	Class B Ordinary Shares(2)		Class A Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Five Percent Holders
Mountain & Co. I Sponsor LLC (our Sponsor)	5,075,000	17.6%(3)	—	—
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(5)	—	—	1,350,700	11.1%
Highbridge Capital Management, LLC(6)	—	—	1,406,888	11.5%
Saba Capital Management, L.P.(7)	—	—	1,713,341	14.0%
Glazer Capital, LLC(8)	—	—	1,697,500	13.9%
Directors and Named Executive Officers
Dr. Cornelius Boersch	20,000	—*(4)	—	—
Daniel Wenzel	20,000	—*(4)	—	—
Alexander Hornung	20,000	—*	—	—
Prof. Dr. Utz Claassen	550,000	1.9%	—	—
Miles Gilburne	20,000	—*	—	—
Dr. Phillip Rösler	20,000	—*	—	—
Winston Ma	25,000	—*	—	—
All officers and directors as a group (7 individuals)	675,000	2.3%	—	—

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof.

(3)
Mountain & Co. I Sponsor LLC, our sponsor, is the record holder of the Class B ordinary shares reported herein. Members of our sponsor are Mountain Partners AG, Conny & Co. Advisory AG and Dr. Cornelius Boersch. Dr. Boersch is the controlling shareholder of Mountain Partners AG and Conny & Co. Advisory AG. Therefore, Dr. Boersch may be deemed to have indirect beneficial ownership of the shares held by our sponsor.

(4)
Does not include any shares indirectly owned by this individual as a result of his indirect membership interest in our sponsor.

(5)
According to the Schedule 13G, filed on February 8, 2022 by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust, the business address of such person is 2020 Calamos Court, Naperville, IL 60563.

(6)
According to the Schedule 13G/A, filed on February 9, 2022 by Highbridge Capital Management, LLC, the business address of such person is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(7)
According to the Schedule 13G, filed on November 15, 2021 by Saba Capital Management, L.P., Saba Capital Management GP, LLC, and Mr. Boaz R. Weinstein, the business address of such persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(8)
According to the Schedule 13G/A, filed on March 10, 2023 by Glazer Capital, LLC and Mr. Paul J. Glazer, the business address of such person is 250 West 55th Street, Suite 30A, New York, New York 10019.

FUTURE SHAREHOLDER PROPOSAL
If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Second Extended Termination Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Second Extended Termination Date, the Company will dissolve and liquidate.
HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Mountain & Co. I Acquisition Corp., 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807, to inform us of his or her request; or
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.
WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2022 is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or the accompanying Annual Report on Form 10-K for the year ended December 31, 2022 or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact the Company in writing at Mountain & Co. I Acquisition Corp., 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2022, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing MCAA.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than September 7, 2023.

ANNEX A
PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT
This Amendment No. 2 (this “Amendment”), dated as of September   , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Mountain & Co. I Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.
WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of November 4, 2021 (as amended by Amendment No. 1 dated February 6, 2023, the “Trust Agreement”);
WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;
WHEREAS, at an Extraordinary General Meeting of the Company held on September   , 2023 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend, by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association to change the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Articles Extension”) from November 9, 2023 (the “First Extended Termination Date”) to March 9, 2024 (or such earlier date as determined by the Company’s board of directors, or “Board”) (the “Second Extended Termination Date”); and (ii) a proposal to amend the Trust Agreement to allow the Articles Extension; and
NOW THEREFORE, IT IS AGREED:
1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Underwriter, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and, in the case of Exhibit B, less up to $100,000 of interest income to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the later of (i) March 9, 2024 (or such earlier date as determined by the Board), and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses) shall be distributed to the Public Shareholders of record as of the Last Date; provided, however, that in the event the Trustee receives a Termination Letter in the form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the Last Date, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders.”
2. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.
3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.
5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.
[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
Name:
Title:
MOUNTAIN & CO. I ACQUISITION CORP.
Name:
Title:

P R O X Y C A R D
Mountain & Co. I Acquisition Corp.
4001 Kennett Pike, Suite 302
Wilmington, Delaware 19807
EXTRAORDINARY GENERAL MEETING
IN LIEU OF THE 2023 ANNUAL MEETING OF MOUNTAIN & CO. I ACQUISITION CORP.
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
IN LIEU OF THE 2023 ANNUAL MEETING TO BE HELD ON SEPTEMBER 14, 2023.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated August 30, 2023, in connection with the extraordinary general meeting in lieu of the 2023 annual meeting (the “Shareholder Meeting”) of Mountain & Co. I Acquisition Corp. (the “Company”) to be held at 10:00 a.m. Eastern Time on September 14, 2023, at the offices of the Company located at c/o Maples Fiduciary Services (Delaware) Inc., 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807, and via a virtual meeting, and hereby appoints Dr. Cornelius Boersch, Daniel Wenzel and Alexander Hornung, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.
(Continued and to be marked, dated and signed on reverse side)
Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution that subject to the approval of Proposal No. 2 — the Trust Agreement Amendment Proposal:	FOR ☐	AGAINST ☐	ABSTAIN ☐

a) Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following: “[reserved].”
b) Article 49.8 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:
“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) March 9, 2024 (or such earlier date as determined by the board of Directors), and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to requirements of other Applicable Law.”
c) Article 49.9(a) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.9(a):
“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by March 9, 2024 (or such earlier date as determined by the board of Directors), or such later date as the Members may approve in accordance with the Articles; or”
d) Article 49.11(b) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.11(b):
“vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond March 9, 2024 or (ii) amend the foregoing provisions of this Article.”

Proposal No. 2 — Trust Agreement Amendment Proposal — RESOLVED, (subject to the approval of Proposal No. 1 — the Extension Amendment Proposal), that the amendment to the Company’s investment management trust agreement, dated as of November 4, 2021 (as amended by Amendment No. 1 dated February 6, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Articles Extension (the “Trust Agreement Amendment”), be approved, ratified and confirmed in all respects.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal No. 3 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes cast by the holders of Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of the Company represented (either in person or by proxy) in favor of the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Dated:            , 2023
(Signature)
(Signature if held Jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.